Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Basis of Consolidation

Basis of Consolidation - LSB Industries, Inc. (“LSB”) and its subsidiaries (the “Company”, “We”, “Us”, or “Our”) are consolidated in the accompanying consolidated financial statements.  We are engaged in the manufacture and sale of chemical products.  LSB is a holding company with no significant operations or assets other than cash, cash equivalents, and investments in its subsidiaries.  Our ownership of working interests in natural gas properties is accounted for as an undivided interest, whereby we reflect our proportionate share of the underlying assets, liabilities, revenues and expenses. Our working interest represents our share of the costs and expenses incurred primarily to develop the underlying leaseholds and to produce natural gas while our net revenue interest represents our share of the revenues from the sale of natural gas.  The net revenue interest is less than our working interest as the result of royalty interest due to others. We are not the operator of these natural gas properties. Entities that were 20% to 50% owned and for which we had significant influence were accounted for on the equity method.  All material intercompany accounts and transactions have been eliminated.

On May 11, 2016, LSB, Consolidated Industries L.L.C., a direct, wholly owned subsidiary of LSB (“Consolidated”), and Climate Control Group, Inc., a direct, wholly owned subsidiary of Consolidated and an indirect subsidiary of LSB (the “Climate Control Group”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with NIBE Industrier AB (publ), and NIBE Energy Systems Inc., an indirect wholly owned subsidiary of NIBE  Industrier AB (together as “NIBE”) pursuant to which LSB, through Consolidated, agreed to sell to NIBE all of the outstanding shares of stock of the Climate Control Group for a total of approximately $364 million, subject to closing and post-closing adjustments which, was completed on July 1, 2016.  The Climate Control Group conducts LSB’s Climate Control Business (the “Climate Control Business”).  The assets and liabilities of Climate Control Business have been reclassified and reported as held for sale.  Furthermore, the operating activities of Climate Control Business have been reclassified and reported as discontinued operations for all periods presented.  Our financial statements and footnotes reflect our results from continuing operations unless otherwise noted.  See Note 2 – Discontinued Operations.

Use of Estimates

Use of Estimates - The preparation of consolidated financial statements in conformity with United States (“U.S.”) generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents	Cash and Cash Equivalents – Investments, which consist of highly liquid investments with original maturities of three months or less, are considered cash equivalents.
Short-Term Investments

Short-Term Investments - Investments, which consisted of certificates of deposit with an original maturity of 26 weeks, were considered short-term investments.  These investments were carried at cost which approximated fair value.

Accounts Receivable

Accounts Receivable - Our accounts receivable are stated at net realizable value.  This value includes an appropriate allowance for estimated uncollectible accounts to reflect any loss anticipated on accounts receivable balances.  Our estimate is based on historical experience and periodic assessment of outstanding accounts receivable, particularly those accounts that are past due (based upon the terms of the sale).  Our periodic assessment of our accounts receivable is based on our best estimate of amounts that are not recoverable.

Inventories

Inventories - Inventories are stated at the lower of cost (determined using the first-in, first-out (“FIFO”) basis) or market (net realizable value).  Finished goods include material, labor, and manufacturing overhead costs.

Precious Metals

Precious Metals - Precious metals are used as a catalyst in the Chemical Business manufacturing process.  Precious metals are carried at cost, with cost being determined using the FIFO basis.  Because some of the catalyst consumed in the production process cannot be readily recovered and the amount and timing of recoveries are not predictable, we follow the practice of expensing precious metals as they are consumed.  Occasionally, during major maintenance or capital projects, we may be able to perform procedures to recover precious metals (previously expensed) which have accumulated over time within the manufacturing equipment.  Recoveries of precious metals are recognized at historical FIFO costs.  When we accumulate precious metals in excess of our production requirements, we may sell a portion of the excess metals.

Property, Plant and Equipment

Property, Plant and Equipment - Property, plant and equipment (“PP&E”) are stated at cost, net of accumulated depreciation, depletion and amortization (“DD&A”).  Leases meeting capital lease criteria are capitalized in PP&E. Major renewals and improvements that increase the life, value, or productive capacity of assets are capitalized in PP&E while maintenance, repairs and minor renewals are expensed as incurred.  In addition, maintenance, repairs and minor renewal costs relating to planned major maintenance activities (“Turnarounds”) are expensed as they are incurred.

As it relates to natural gas properties, leasehold costs, intangible drilling and other costs of successful wells and development dry holes are capitalized in PP&E based on successful efforts accounting.  The costs of exploratory wells are initially capitalized in PP&E, but expensed if and when the well is determined to be nonproductive.  During 2015, we incurred no natural gas property acquisition costs and $6.2 million of natural gas development costs.

Fully depreciated assets are retained in PP&E and accumulated DD&A accounts until disposal.  When PP&E are retired, sold, or otherwise disposed, the asset’s carrying amount and related accumulated DD&A are removed from the accounts and any gain or loss is included in other income or expense.

For financial reporting purposes, depreciation of the costs of PP&E is primarily computed using the straight-line method over the estimated useful lives of the assets.  No provision for depreciation is made on construction in progress or capital spare parts until such time as the relevant assets are put into service.  DD&A of the costs of producing natural gas properties are computed using the units of production method primarily on a field-by-field basis using total proved or proved developed reserves, as applicable, as estimated by our independent consulting petroleum engineer.  No provision for DD&A is made on nonproducing leasehold costs and exploratory wells in progress until such time as the relevant assets relate to proven reserves.

Our natural gas reserves are based on estimates and assumptions, which affect our DD&A calculations.  Our independent consulting petroleum engineer, with our assistance, prepares estimates of natural gas reserves based on available relevant data and information.  For DD&A purposes, and as required by the guidelines and definitions established by the Securities and Exchange Commission (“SEC”), the reserve estimates are based on average natural gas prices during the 12-month period, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month.

Impairment of Long-Lived Assets

Impairment of Long-Lived Assets - Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset (asset group) may not be recoverable.  An impairment loss would be recognized when the carrying amount of an asset (asset group) exceeds the estimated undiscounted future cash flows expected to result from the use of the asset (asset group) and its eventual disposition.  If assets to be held and used are considered to be impaired, the impairment to be recognized is the amount by which the carrying amounts of the assets exceed the fair values of the assets as measured by the present value of future net cash flows expected to be generated by the assets or their appraised value.  In general, assets held for sale are reported at the lower of the carrying amounts of the assets or fair values less costs to sell.  At December 31, 2015 and 2014, long-lived assets classified as assets held for sale relate to the Climate Control Business as discussed above and in Note 2 – Discontinued Operations.

As it relates to natural gas properties, proven natural gas properties are reviewed for impairment on a field-by-field basis and nonproducing leasehold costs are reviewed for impairment on a property-by-property basis.  During 2015, we recognized non-cash impairment charges totaling $43.2 million including $39.7 million to write-down the carrying value of our working interest in natural gas properties in the Marcellus Shale region to their estimated fair value of $22.5 million and $3.5 million to write down the carrying value of certain plant assets related to certain ammonia production equipment at our Pryor Facility. These impairment charges represented the amount by which the carrying value of these long-lived assets exceeded the estimated fair values and were therefore not recoverable.  For the natural gas properties, the estimated fair value was determined based on estimated future discounted net cash flows. The discounted cash flow method estimates future cash flows based on management’s estimates of future natural gas production, commodity prices based on commodity futures price strips, operating and development costs, and a risk-adjusted discount rate (10%). The fair value of proved natural gas properties is calculated using significant unobservable inputs (Level 3).  The impairment was due to the decline in forward prices for natural gas, large natural gas price differentials in the Marcellus Shale region and changes in the drilling plans of these natural gas properties.  For the ammonia production equipment, the estimated fair value was determined based on an offer received from a possible buyer less estimated costs that would be incurred if the equipment is sold (Level 3 inputs).

1.  Summary of Significant Accounting Policies (continued)

The non-cash impairment charges were included in the consolidated statements of operations line item titled impairment of long-lived assets.

Noncurrent Restricted Cash and Cash Equivalents	Noncurrent Restricted Cash and Cash Equivalents - Noncurrent restricted cash and cash equivalents consisted of balances that were designated by us for specific purposes relating to capital projects.
Noncurrent Restricted Investments	Noncurrent Restricted Investments - Noncurrent restricted investments consisted of investment balances that were designated by us for specific purposes relating to capital projects.
Concentration of Credit Risks for Cash and Cash Equivalents

Concentration of Credit Risks for Cash and Cash Equivalents – Financial instruments relating to cash and cash equivalents potentially subject us to concentrations of credit risk.  All of these financial instruments were held by financial institutions within the U.S. and none of these financial instruments were in excess of the federally insured limits.

Capitalized Software

Capitalized Software – Intangible and other noncurrent assets includes capitalized software that primarily relate to implementing a new enterprise resource planning software (“ERP”) for internal use and is stated at cost, net of accumulated amortization.  For 2015 and 2014 our carrying value relating to continuing operations was $12.8 million and $11.7 million, and accumulated amortization of $1.8 million and $0.4 million, respectively.  Capitalized software costs include software purchase costs and internal and external costs for implementing software.  For financial reporting purposes, amortization of capitalized software costs is computed using the straight-line method over the estimated useful lives of the software, which is primarily eight years.  During 2015, 2014 and 2013, interest cost capitalized in capitalized software was $0.3 million, $0.5 million and $0.1 million, respectively.  No provision for amortization is made until such time as the relevant assets are placed into service.  Amortization expense related to capitalized software used by our continuing operations was $1.0 million and $0.3 million for 2015 and 2014, respectively and minimal in 2013.  Estimated amortization related to capitalized software used by continuing operations is $1.6 million for each of the subsequent five years, 2016 through 2020.  The estimated amortization is based on management’s expected ERP implementation completion during 2016.

Capitalized Interest

Capitalized Interest - Interest cost on borrowings incurred during a significant construction or development project is capitalized.  Capitalized interest is added to the underlying asset and amortized over the estimated useful lives of the assets.  For 2015, 2014 and 2013, interest expense is net of capitalized interest of $30.6 million, $14.1 million and $4.0 million, respectively.

Goodwill

Goodwill - Goodwill relates to a business acquisition in prior periods.  At December 31, 2015 and 2014, the amount for goodwill was $1.6 million. Goodwill is reviewed for impairment at least annually.  An impairment loss generally would be recognized when the carrying amount of the reporting unit’s net assets exceeds the estimated fair value of the reporting unit.  Reporting units are one level below the business segment level.  No impairments of goodwill were incurred in 2015, 2014, or 2013.

Accrued Insurance Liabilities

Accrued Insurance Liabilities - We are self-insured up to certain limits for group health, workers’ compensation and general liability claims.  Above these limits, we have commercial stop-loss insurance coverage for our contractual exposure on group health claims and statutory limits under workers’ compensation obligations.  We also carry umbrella insurance of $100 million for most general liability and auto liability risks.  We have a separate $50 million insurance policy covering pollution liability at our chemical facilities.  Additional pollution liability coverage for our other facilities is provided in our general liability and umbrella policies.  As it relates to our natural gas properties that we do not operate but only own a working interest, insurance policies are maintained by the operator, which we are responsible for our proportionate share of the costs involved.

Our accrued self-insurance liabilities are based on estimates of claims, which include the reported incurred claims amounts plus the reserves established by our insurance adjustors and/or estimates provided by attorneys handling the claims, if any, up to the amount of our self-insurance limits.  In addition, our accrued insurance liabilities include estimates of incurred, but not reported, claims based on historical claims experience.  The determination of such claims and the appropriateness of the related liability is periodically reviewed and revised, if needed.  Changes in these estimated liabilities are charged to operations.  Potential legal fees and other directly related costs associated with insurance claims are not accrued but rather are expensed as incurred.  Accrued insurance claims are included in accrued and other liabilities.  It is reasonably possible that the actual development of claims could be different than our estimates.

Executive Benefit Agreements

Executive Benefit Agreements - We have entered into benefit agreements with certain key executives.  Costs associated with these individual benefit agreements are accrued based on the estimated remaining service period when such benefits become probable they will be paid.  Total costs accrued equal the present value of specified payments to be made after benefits become payable.

Income Taxes

Income Taxes - We recognize deferred tax assets and liabilities for the expected future tax consequences attributable to net operating loss (“NOL”) carryforwards, tax credit carryforwards, and differences between the financial statement carrying amounts and the tax basis of our assets and liabilities.  We establish valuation allowances if we believe it is more-likely-than-not that some or all of deferred tax assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

In addition, we do not recognize a tax benefit unless we conclude that it is more-likely-than-not that the benefit will be sustained on audit by the taxing authority based solely on the technical merits of the associated tax position.  If the recognition threshold is met, we recognize a tax benefit measured at the largest amount of the tax benefit that, in our judgment, is greater than 50% likely to be realized.  We record interest related to unrecognized tax positions in interest expense and penalties in operating other expense.

For transactions structured as a sale of assets, the deferred taxes associated with those individual assets and liabilities, as well as any deferred taxes associated with the outside basis difference, would continue to be classified with our other deferred tax assets and liabilities rather than in the assets and liabilities held for sale balance sheet line items as such deferred taxes are not transferred with the sale.  For transactions structured as a sale of stock, the deferred taxes associated with outside basis differences are classified with our other deferred tax assets and liabilities as such deferred taxes are not transferred with the sale.

We reduce income tax expense for investment tax credits in the year the credit arises and is earned.  Income tax benefits associated with amounts that are deductible for income tax purposes but that do not affect earnings are credited to equity.  These benefits are principally generated from exercises of non-qualified stock options.

Contingencies

Contingencies – Certain conditions may exist which may result in a loss, but which will only be resolved when future events occur.  We and our legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment.  If the assessment of a contingency indicates that it is probable that a loss has been incurred, we would accrue for such contingent losses when such losses can be reasonably estimated.  If the assessment indicates that a potentially material loss contingency is not probable but reasonably possible, or is probable but cannot be estimated, the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.  Estimates of potential legal fees and other directly related costs associated with contingencies are not accrued but rather are expensed as incurred.  Loss contingency liabilities are included in current and noncurrent accrued and other liabilities and are based on current estimates that may be revised in the near term.  In addition, we recognize contingent gains when such gains are realized or realizable and earned.

Asset Retirement Obligations

Asset Retirement Obligations - In general, we record the estimated fair value of an asset retirement obligation (“ARO”) associated with tangible long-lived assets in the period it is incurred and when there is sufficient information available to estimate the fair value.  An ARO associated with long-lived assets is a legal obligation under existing or enacted law, statute, written or oral contract or legal construction.  AROs, which are initially recorded based on estimated discounted cash flows, are accreted to full value over time through charges to cost of sales.  In addition, we capitalize the corresponding asset retirement cost as PP&E, which cost is depreciated or depleted over the related asset’s respective useful life.  We do not have any assets restricted for the purpose of settling our AROs.

Redeemable Preferred Stocks

Redeemable Preferred Stocks - Our redeemable preferred stocks that are redeemable outside of our control are classified as temporary/mezzanine equity. The redeemable preferred stocks were recorded at fair value upon issuance, net of issuance costs or discounts.  In addition, certain embedded features included in the Series E Redeemable Preferred required bifurcation and are classified as derivative liabilities.  The carrying values of the redeemable preferred stocks are being increased by periodic accretions (including the amount for dividends earned but not yet declared or paid) so that the carrying amount will equal the redemption value as of August 2, 2019, the earliest possible redemption date by the holder. The amount of accretion was recorded to retained earnings.

Warrants

Warrants - The common stock warrants issued in conjunction with our redeemable preferred stocks are standalone instruments, indexed to our common stock, and do not include provisions requiring liability classification.  As a result, these warrants are classified as equity. The warrants were recorded at fair value upon issuance, net of issuance costs or discounts.  When such warrants are exercised, we may issue new shares of common stock and use treasury shares.

Equity Awards

Equity Awards - Equity award transactions with employees are measured based on the estimated fair value of the equity awards issued.  For equity awards with only service conditions that have a graded vesting period, we recognize compensation cost on a straight-line basis over the requisite service period for the entire award.  In addition, historically we issue new shares of common stock upon the exercise of stock options but treasury shares may be used.

Revenue Recognition

Revenue Recognition - We recognize revenue for substantially all of our operations at the time title to the goods transfers to the buyer and there remain no significant future performance obligations by us.  Revenue associated with construction contracts relates to our discontinued operations and is recognized using the percentage-of-completion method based primarily on contract costs incurred to date compared with total estimated contract costs.  Changes to total estimated contract costs or losses, if any, are recognized in the period in which they are determined.  Sales of extended warranty contracts also relates to our discontinued operations and are recognized as revenue ratably over the life of the contract.

Recognition of Insurance Recoveries

Recognition of Insurance Recoveries - If an insurance claim relates to a recovery of our losses, we recognize the recovery when it is probable and reasonably estimable.  If our insurance claim relates to a contingent gain, we recognize the recovery when it is realized or realizable and earned.  Amounts recoverable from our insurance carriers, if any, are included in accounts receivable.  An insurance recovery in excess of recoverable costs relating to a business interruption claim, if any, is a reduction to cost of sales.  An insurance recovery in excess of recoverable costs relating to a property insurance claim, if any, is included in property insurance recoveries in excess of losses incurred.

Cost of Sales

Cost of Sales - Cost of sales includes materials, labor and overhead costs to manufacture the products sold plus inbound freight, purchasing and receiving costs, inspection costs, internal transfer costs, loading and handling costs, warehousing costs, railcar lease costs and outbound freight.  Maintenance, repairs and minor renewal costs relating to Turnarounds are included in cost of sales as they are incurred.  Precious metals used as a catalyst and consumed during the manufacturing process are included in cost of sales.  Recoveries and gains from precious metals and business interruption insurance claims are reductions to cost of sales.  Provisions for (realization of) losses associated with inventory reserves, gains and losses (realized and unrealized) from our commodities and foreign currency futures/forward contracts, and provision for losses, if any, on firm sales commitments are included in cost of sales.

Selling, General and Administrative Expense

Selling, General and Administrative Expense - Selling, general and administrative expense (“SG&A”) includes costs associated with the sales, marketing and administrative functions.  Such costs include personnel costs, including benefits, professional fees, office and occupancy costs associated with the sales, marketing and administrative functions.

Derivatives, Hedges, Financial Instruments and Carbon Credits

Derivatives, Hedges, Financial Instruments and Carbon Credits - Derivatives are recognized in the balance sheet and are measured at fair value.  Changes in fair value of derivatives are recorded in results of operations unless the normal purchase or sale exceptions apply or hedge accounting is elected.

The fair value amounts recognized for our derivative contracts executed with the same counterparty under a master netting arrangement may be offset. We have the choice to offset or not, but that choice must be applied consistently. A master netting arrangement exists if the reporting entity has multiple contracts with a single counterparty that are subject to a contractual agreement that provides for the net settlement of all contracts through a single payment in a single currency in the event of default on or termination of any one contract. Offsetting the fair values recognized for the derivative contracts outstanding with a single counterparty results in the net fair value of the transactions being reported as an asset or a liability in the balance sheet. We have chosen to present the fair values of our derivative contracts under master netting agreements using a gross fair value presentation as there were no derivatives with fair values that were eligible to be offset as of December 31, 2015 and 2014.

1.  Summary of Significant Accounting Policies (continued)

The assets for climate reserve tonnes (“carbon credits”) are recognized in the balance sheet and are measured at fair value.  Changes in fair value of carbon credits are recorded in results of operations.  The liabilities for contractual obligations associated with carbon credits are recognized in the balance sheet and are measured at fair value unless we enter into a firm sales commitment to sell the associated carbon credits.  When we enter into a firm sales commitment, the sales price, pursuant to the terms of the firm sales commitment, establishes the amount of the liability for the contractual obligation.  Changes in fair value of contractual obligations associated with carbon credits are recorded in results of operations.

Income (Loss) per Common Share

Income (Loss) per Common Share - Net income (loss) attributable to common stockholders is computed by adjusting net income (loss) by the amount of dividends and dividend requirements on preferred stocks and the accretion of redeemable preferred stocks, if applicable. Basic loss per common share is computed by dividing net loss attributable to common stockholders by the weighted average number of common shares outstanding. For periods we earn net income, a proportional share of net income is allocated to participating securities, if applicable, determined by dividing total weighted average participating securities by the sum of the total weighted average common shares and participating securities (the “two-class method”). The Series E cumulative redeemable Class C preferred stock (the “Series E Redeemable Preferred”) issued in 2015 participate in dividends declared on our common stock and are therefore considered to be participating securities. Participating securities have the effect of diluting both basic and diluted income per common share during periods of net income. For periods we incur a net loss, no loss is allocated to participating securities because they have no contractual obligation to share in our losses. Diluted loss per common share is computed after giving consideration to the dilutive effect of our potential common stock instruments that are outstanding during the period, except where such non-participating securities would be anti-dilutive.

Recently Issued Accounting Pronouncements

Recently Issued Accounting Pronouncements - In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2014-09, Revenue from Contracts with Customers (Topic 606), which will supersede nearly all existing revenue recognition guidance under GAAP.  ASU 2014-19’s core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. We are evaluating our existing revenue recognition policies to determine whether any contracts in the scope of the guidance will be affected by the new requirements.  The effects may include identifying performance obligations in existing arrangements, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation.  In July 2015, the FASB approved a one-year deferral of the effective date of this ASU with the option to early adopt but not before the original effective date.  As a result, the effective date of this ASU for us is January 1, 2018, with the option to adopt a year earlier.  This ASU allows for either “full retrospective” adoption, meaning the standard is applied to all of the periods presented, or “modified retrospective” adoption, meaning the standard is applied only to the most current period presented in the financial statements.  We are currently evaluating the transition method that will be elected.

In April 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-03, Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. In August 2015, the FASB also issued ASU 2015-15 Interest - Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. ASU 2015-03 amends previous guidance to require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts or premiums. ASU 2015-15 allows an entity to defer and present debt issuance costs (related to line-of-credit arrangements) as an asset and subsequently amortize the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement.  The recognition and measurement guidance for debt issuance costs would not be affected by the amendments in these ASUs. Effective December 31, 2015, we early adopted these ASUs as allowed and applied the standards retrospectively as required, which resulted in the reclassification of approximately $6.4 million of debt issuance costs from other assets to long-term debt in our consolidated balance sheet as of December 31, 2014.  Also see discussion included in Note – 9 to Consolidated Financial Statements.

1.  Summary of Significant Accounting Policies (continued)

In July 2015, the FASB issued ASU No. 2015-11, Inventory (Topic 330): Simplifying the Measurement of Inventory. The guidance requires an entity to measure inventory at the lower of cost or net realizable value, which is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation, rather than the lower of cost or market in the previous guidance. This amendment applies to inventory that is measured using first-in, first-out (FIFO). This amendment is effective for public entities for fiscal years beginning after December 15, 2016, including interim periods within those years. A reporting entity should apply the amendments prospectively with earlier application permitted as of the beginning of an interim or annual reporting period.  We are currently evaluating the impact of this guidance, if any, on our consolidated financial statements and related disclosures.

In November 2015, the FASB issued ASU No. 2015-17, Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”), which simplifies the presentation of deferred income taxes by eliminating the need for entities to separate deferred income tax liabilities and assets into current and noncurrent amounts in a classified statement of financial position. The guidance is effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Earlier application is permitted for all entities as of the beginning of an interim or annual reporting period. The amendments in this ASU may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented.  We currently do not expect a significant impact from adopting this ASU.

Correction and Reclassifications

Correction of Immaterial Error and Reclassifications – Certain corrections and reclassifications made to our consolidated balance sheet at December 31, 2014 and consolidated statements of operations for the year ended December 31, 2014 and 2013 are as follows:

The impact of this balance sheet reclassification is summarized in the table below.

	As Previously Reported	Adjustments / Reclassifications (1)	Adjustments / Reclassifications (2)	As Adjusted
	(In Thousands)
Consolidated Balance Sheet at December 31, 2014
Total other assets	$98,918	$(6,433)	$(1,445)	$91,040
Total assets	$1,137,005	$(6,433)	$—	$1,130,572
Long term debt	$457,318	$(6,433)	$—	$450,885
Total liabilities and stockholders' equity	$1,137,005	$(6,433)	$—	$1,130,572

Consolidated Statement of Operations - For the year ended December 31, 2014
Net sales	$732,510	$28,736	$(265,358)	$495,888
Cost of sales	$579,155	$34,217	$(182,949)	$430,423
Gross profit	$153,355	$(5,481)	$(82,409)	$65,465
Selling, general, and administrative expense	$103,886	$(5,481)	$(59,565)	$38,840

Consolidated Statement of Operations - For the year ended December 31, 2013
Net sales	$679,287	$21,954	$(285,018)	$416,223
Cost of sales	$535,731	$27,391	$(193,735)	$369,387
Gross profit	$143,556	$(5,437)	$(91,283)	$46,836
Selling, general, and administrative expense	$100,674	$(5,437)	$(59,370)	$35,867

1.  Summary of Significant Accounting Policies (continued)

1.

Correction of Immaterial Error and Reclassification – Based on a recent internal review of the classification of our costs and expenses in the fourth quarter of 2015, we concluded that certain shipping and handling costs associated were incorrectly classified in our consolidated statement of operations, with a portion of these costs classified as net sales and a portion of these costs classified as SG&A.  As a result, we have retrospectively adjusted the amounts to reflect these costs within cost of sales, where a portion of shipping and handling costs historically had been presented.  In accordance with ASU 250, Accounting Changes and Error Corrections, we evaluated the materiality of this change from quantitative and qualitative perspectives and concluded that the change in presentation was not material to any of our prior period financial statements and in particular, this change had no impact on operating income (loss) or income (loss) per share.  In addition, the amount and classification of our shipping and handling costs included in net sales and SG&A have historically been disclosed. We revised our consolidated statement of operations for the years ended December 31, 2014 and 2013 to conform to the current presentation as summarized in the table above.

In addition, a reclassification has been made in our consolidated balance sheet at December 31, 2014 to conform to our consolidated balance sheet at December 31, 2015, as the result of the adoption of ASU 2015-03 and ASU 2015-15 as discussed above.

2.

Discontinued Operation Reclassifications – As discussed in Note 2 – Discontinued Operations, the Climate Control Business met the criteria to be reported as held for sale during the second quarter of 2016. As a result, the activities of the Climate Control Business have been reclassified from continuing operations and reported as discontinued operations for all periods presented. In the table above, we included the reclassifications associated with discontinued operations for the line items impacted by item (1) above.